UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22562

Barings Global Short Duration High Yield Fund

(Exact name of registrant as specified in charter)

300 South Tryon Street, Suite 2500, Charlotte, NC 28202

(Address of principal executive offices) (Zip code)

Corporation Service Company (CSC)

251 Little Falls Drive

Wilmington DE 19808

United States

(Name and address of agent for service)

704-805-7200

Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2022

Date of reporting period: June 30, 2022

Updated July 14, 2017

Item 1. Reports to Stockholders.

(a)	See semi-annual report below.

(b)	Not applicable.

BARINGS GOBAL SHORT DURATION HIGH YIELD FUND

Semi-Annual Report

June 30, 2022

Barings Global Short Duration High Yield Fund

c/o Barings LLC

300 S Tryon St.

Suite 2500

Charlotte, NC 28202

704.805.7200

http://www.Barings.com/bgh

ADVISER

Barings LLC

300 S Tryon St.

Suite 2500

Charlotte, NC 28202

SUB-ADVISOR

Baring International Investment Limited

20 Old Bailey

London EC4M 78F UK

COUNSEL TO THE FUND

Dechert LLP

Three Bryant Park

1095 Avenue of the Americas

New York, NY, 10036-6797

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY 10112

CUSTODIAN

US Bank

MK-WI-S302

1555 N. River Center Drive

Milwaukee, WI 53212

TRANSFER AGENT & REGISTRAR

U.S. Bancorp Fund Services, LLC, d/b/a

U.S. Bank Global Fund Services

615 E. Michigan St.

Milwaukee, WI 53202

FUND ADMINISTRATION/ACCOUNTING

U.S. Bancorp Fund Services, LLC, d/b/a

U.S. Bank Global Fund Services

615 E. Michigan St.

Milwaukee, WI 53202

PROXY VOTING POLICIES & PROCEDURES

The Trustees of Barings Global Short Duration High Yield Fund (the “Fund”) have delegated proxy voting responsibilities relating to the voting of securities held by the Fund to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-866-399-1516; (2) on the Fund’s website at http://www.barings.com/bgh; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

FORM N-PORT PART F

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. This information is available (1) on the SEC’s website at http://www.sec.gov; and (2) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Fund’s website at http://www.barings.com/bgh or upon request by calling, toll-free, 1-866-399-1516.

CERTIFICATIONS

The Fund’s President has submitted to the NYSE the annual CEO Certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

LEGAL MATTERS

The Fund has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Fund. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Fund.

Under the Fund’s Bylaws, any claims asserted against or on behalf of the Fund, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.

The Fund’s registration statement and this shareholder report are not contracts between the Fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Barings Global Short Duration High Yield Fund 2022 Semi-Annual Report

OFFICERS OF THE FUND

Sean Feeley

President

Elizabeth Murray

Chief Financial Officer

Christopher Hanscom

Treasurer

Michael Cowart

Chief Compliance Officer

Jill Dinerman

Vice President/Chief Legal Officer

Ashlee Steinnerd

Secretary

Alexandra Pacini

Assistant Secretary

Barings Global Short Duration High Yield Fund is a closed-end investment company, first offered to the public in 2012, whose shares are traded on the New York Stock Exchange.

INVESTMENT OBJECTIVE & POLICY

Barings Global Short Duration High Yield Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund is registered under the Investment Company Act of 1940, as amended, as a de facto diversified, closed-end management investment company with its own investment objective. The Fund’s common shares are listed on the New York Stock Exchange under the symbol “BGH”.

The Fund’s primary investment objective is to seek as high a level of current income as the Adviser (as defined herein) determines is consistent with capital preservation. The Fund seeks capital appreciation as a secondary investment objective when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives.

The Fund seeks to take advantage of inefficiencies between geographies, primarily the North American and Western European high yield bond and loan markets and within capital structures between bonds and loans. For example, the Fund seeks to take advantage of differences in pricing between bonds and loans of an issuer denominated in U.S. dollars and substantially similar bonds and loans of the same issuer denominated in Euros, potentially allowing the Fund to achieve a higher relative return for the same credit risk exposure.

Barings Global Short Duration High Yield Fund 2022 Semi-Annual Report

Dear Fellow Shareholders,

We present the 2022 Semi-Annual Report for the Barings Global Short Duration High Yield Fund (the “Fund”) to recap portfolio performance and positioning. We believe our Global High Yield Investments Group is one of the largest teams in the market primarily focused on North American and Western European credit. Utilizing the Group’s unparalleled expertise, deep resources and time-tested process, we believe we can provide investors with an attractive level of current income while navigating the challenging times that may still lie ahead and continuing to uncover compelling opportunities across the global high yield market.

The Fund’s strategy focuses primarily on North American and Western European high yield companies, with the flexibility to dynamically shift the geographic weighting in order to capture, in our opinion, the best risk-adjusted investment opportunities. In the coming months and quarters, as the global economic and inflationary outlook may diverge across different countries and regions, Barings’ global capabilities on the ground in major markets allow for us to be nimble in these times and take advantage of unique opportunities as they arise. In addition, the strategy focuses closely on limiting the duration of the Fund, while maintaining what we consider to be a reasonable amount of leverage.

Market Review

Global high yield credit markets were challenged in the first half of the year by the combination of rising government bond yields and widening credit spreads. Heightened inflationary pressures due in part to strong demand, weakened supply chains emerging from the Covid pandemic, and increased commodity prices driven by the Russia/Ukraine conflict sparked a sharp reversal in global monetary policy. While rising interest rates pressured assets through the first quarter, emerging concerns over the impact of tighter monetary policy on economic growth increased market volatility and the price of risk throughout the second quarter. Default levels have risen from cycle lows but remain muted in an historical context. While outflows from retail funds persisted throughout the period, low levels of issuance as well as calls, tenders, maturities, and upgrades to investment grade have reduced the size of the high yield universe, providing a positive technical to the market.

The U.S. high yield bond market was not immune to volatility experienced across equity and fixed income markets. Credit spreads widened primarily in the second half of the period, with the average option-adjusted spread 277 bps wider to close at 589 bps. Rising Treasury yields combined with wider spreads to drive index yield-to-worst 460 bps higher to 8.95%. Each sector generated negative returns in the period, with the energy sector outperforming peers given elevated oil and gas prices despite potential macroeconomic demand headwinds. After underperforming to begin the year given longer durations in the context of rising interest rates, higher-rated bonds outperformed year-to-date as spreads decompressed across ratings buckets and discounted dollar prices provided investors with attractive entry points. New issuance in the U.S. market of $68 billion remains well below record levels from 2020-2021. European fixed income markets faced similar challenges to the U.S., with higher-rated securities also outperforming. The option adjusted spread for the European market widened 328 bps to finish the first half at 666 bps, while yield-to-worst rose 467 bps to 7.76%. New issue activity in Europe was similarly muted, with €15 billion pricing in the first half.

Barings Global Short Duration High Yield Fund Overview and Performance

The Fund ended June 2022 with a portfolio of 173 issuers, in line with year-end levels. From a regional perspective, there was a slight shift in regional exposure from the prior year-end, with exposure to the United States increasing to 82.0%; the United Kingdom remains the second largest exposure at 6.5% (See Country Composition chart below). The Fund’s exposure to Rest of World issuers, whose country of risk is outside of the U.S. and Europe but fit within the Fund’s developed market focus, declined from the previous year-end to 4.2%. The Fund’s primary exposure continues to be in the North American market, which features the most robust opportunity set across fixed income markets.

As of June 30, 2022, the Fund’s positioning across the credit quality spectrum was as follows: 28.3% double-B rated and above, 26.8% single-B rated, and 44.9% triple-C rated and below, with approximately 43% of the portfolio consisting of secured obligations. Compared to the end of the prior period, the Fund’s exposure to single-B rated credits decreased, primarily in favor of double-B rated exposure. Non-publicly rated securities represented 2.1%.

The distribution per share was constant over the first six months of the year at $0.1056 per share. The Fund’s share price and net asset value (“NAV”) ended the reporting period at $13.01 and $14.51, respectively, or at a 10.4% discount to NAV. Based

Barings Global Short Duration High Yield Fund 2022 Semi-Annual Report

on the Fund’s share price and NAV on June 30, 2022, the Fund’s market price and NAV distribution rates – using the most recent monthly dividend, on an annualized basis – were 9.74% and 8.73%, respectively. Assets acquired through leverage, which represented 25.1% of the Fund’s total assets at the end of June, were accretive to net investment income and benefited shareholders.

On a year-to-date basis through June 30, 2022, the NAV total return for the Fund was -15.49%, underperforming the global high yield bond market, as measured by the ICE Bank of America Non-Financial Developed Markets High Yield Constrained Index, which returned -13.96% on a hedged to the U.S. dollar basis. From a market value perspective, the total return year-to-date through June 30, 2022 was -21.74%. While relatively insulated from rising interest rates in the first quarter given the short duration and floating rate exposure, performance weakened in the second quarter with broader risk-off investor sentiment and widening credit spreads. Exposure to the energy sector, the Fund’s top industry weighting, continued to benefit performance, while reduced exposure to economically-sensitive sectors such as retail was also additive to returns as industries with pro-cyclical characteristics lagged. An overweight to triple C-rated bonds and underweight to double B-rated bonds detracted from relative results. Floating rate exposure through the Fund’s allocation to second lien senior secured loans and collateralized loan obligations continued to provide an offset to rising interest rates.

Market Outlook

While volatility is heightened and uncertainty remains, aspects of the high yield market remain compelling for long-term investors. Companies entered this year with stronger fundamentals than at similar periods in prior cycles, and while margins have begun to decline from historical highs, many companies have been able to pass through rising prices to their customers. Energy, a sizable component of the broader high yield index and source of stress throughout prior economic cycles, is fundamentally sound in the current environment given improved balance sheets and elevated commodity prices. At the same time, the broader high yield index is also higher-rated than in the past as a result of downgrades from the investment grade market throughout 2020. Market dislocations have created opportunities to purchase debt of high quality companies at sizable discount to par, while history suggests that spread and yield levels reached in June and July are commensurate with strong forward-looking returns over the ensuing 12-month period.

At Barings, we remain committed to focusing on corporate fundamentals as market sentiment can change quickly and unexpectedly. Our focused and disciplined approach emphasizes our fundamental bottom-up research, with the goal of preserving investor capital while seeking to capture attractive capital appreciation opportunities that may exist through market and economic cycles. On behalf of the Barings team, we continue to take a long-term view of investing despite the recent economic challenges, and look forward to helping you achieve your investment goals.

Sincerely,

Sean Feeley

[1].

Ratings are based on Moody’s, S&P and Fitch. If securities are rated differently by the rating agencies, the higher rating is applied and all ratings are converted to the equivalent Moody’s major rating category for purposes of the category shown. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of the security’s market value or of the liquidity of an investment in the security. Ratings of Baa3 or higher by Moody’s and BBB- or higher by S&P and Fitch are considered to be investment grade quality.

[2].

Past performance is not necessarily indicative of future results. Current performance may be lower or higher. All performance is net of fees, which is inclusive of advisory fees, administrator fees and interest expenses.

Barings Global Short Duration High Yield Fund 2022 Semi-Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

COUNTRY COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets. As of June 30, 2022.

Barings Global Short Duration High Yield Fund 2022 Semi-Annual Report

AVERAGE ANNUAL RETURNS JUNE 30, 2022	6MO	1 YEAR	5 YEAR	SINCE INCEPTION*
Barings Global Short Duration High Yield Fund (BGH)	-15.35%	-12.50%	1.56%	4.79%
ICE Bank of America Non-Financial Developed Markets High Yield Constrained Index (HNDC)	-13.96%	-12.78%	1.81%	3.99%

*	Inception date October 25, 2012.

Data for Barings Global Short Duration High Yield Fund (the “Fund”) represents returns based on the change in the Fund’s net asset value assuming the reinvestment of all dividends and distributions. These returns differ from the total investment return based on market value of the Fund’s shares due to the difference between the Fund’s net asset value of its shares outstanding (See the Fund’s Financial Highlights within this report for total investment return based on market value). Past performance is no guarantee of future results.

ICE Bank of America Non-Financial Developed Markets High Yield Constrained Index (HNDC) contains all securities in the ICE Bank of America Global High Yield Index that are non-financials and from developed markets countries, but caps issuer exposure at 2%. Developed markets is defined as an FX G10 member, a Western European nation, or a territory of the U.S. or a Western European nation. Indices are unmanaged. It is not possible to invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

Barings Global Short Duration High Yield Fund 2022 Semi-Annual Report

FINANCIAL REPORT

Barings Global Short Duration High Yield Fund 2022 Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

JUNE 30, 2022

Assets
Investments, at fair value (cost $442,513,229)	$373,696,355
Cash and cash equivalents	3,492,709
Foreign currency, at fair value (cost $2,562,504)	2,559,014
Interest and dividend receivable	8,511,517
Receivable for investments sold	3,446,436
Unrealized appreciation on forward foreign exchange contracts	882,627
Prepaid expenses and other assets	24,043

Total assets	392,612,701

Liabilities
Credit facility	98,500,000
Payable for investments purchased	83,504
Dividend payable	2,118,791
Payable to adviser	312,257
Accrued expenses and other liabilities	365,971

Total liabilities	101,380,523

Total net assets	$291,232,178

Net assets:
Common shares, $0.00001 par value	$201
Additional paid-in capital	467,835,468
Total accumulated loss	(176,603,491)

Total net assets	$291,232,178

Common shares issued and outstanding (unlimited shares authorized)	20,064,313

Net asset value per share	$14.51

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2022 Semi-Annual Report

STATEMENT OF OPERATIONS

(Unaudited)

PERIOD FROM JANUARY 1, 2022 THROUGH JUNE 30, 2022

Investment Income
Interest income	$18,177,468
Dividend income (net of foreign taxes withheld of $141)	35,290

Total investment income	18,212,758

Operating Expenses
Advisory fees	2,267,163
Interest expense	621,748
Accounting and administration fees	224,657
Professional fees	81,571
Other operating expenses	75,828
Trustee fees	55,251

Total expenses	3,326,218

Less fees waived by Adviser	(340,075)

Net expenses	2,986,143

Net investment income	15,226,615

Realized gains (losses) and unrealized appreciation (depreciation) on investments and foreign currency related transactions
Net realized loss on investments	(2,883,403)
Net realized gain on forward foreign exchange contracts	4,644,711
Net realized loss on foreign currency related transactions	(1,795,891)

Net realized loss on investments, forward foreign exchange contracts and foreign currency transactions	(34,583)

Net change in unrealized depreciation on investments	(71,302,232)
Net change in unrealized appreciation on forward foreign exchange contracts	1,464,051
Net change in unrealized depreciation on foreign currency transactions	(80,833)

Net change in unrealized depreciation on investments, forward foreign exchange contracts and foreign currency transactions	(69,919,014)

Net realized gains and unrealized depreciation on investments and foreign currency transactions	(69,953,597)

Net decrease in net assets resulting from operations	$(54,726,982)

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2022 Semi-Annual Report

STATEMENT OF CASH FLOWS

(Unaudited)

PERIOD FROM JANUARY 1, 2022 THROUGH JUNE 30, 2022

Cash flows from operating activities
Net decrease in net assets resulting from operations	$(54,726,982)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(88,331,165)
Proceeds from sales of long-term investments	121,040,120
Net change in unrealized depreciation on investments	71,302,232
Net realized loss on investments	2,885,652
Amortization and accretion	(257,985)
Net change in unrealized appreciation on forward foreign exchange contracts	(1,464,051)
Changes in assets and liabilities:
Increase in receivable for investments sold	(1,917,633)
Decrease in interest and dividend receivable	794,778
Decrease in prepaid expenses and other assets	8,612
Decrease in payable to Adviser	(44,486)
Decrease in excise tax payable on undistributed income	(599,757)
Decrease in payable for investments purchased	(4,475,716)
Increase in accrued expenses and other liabilities	103,048

Net cash provided by operating activities	44,316,667

Cash flows from financing activities
Advances from credit facility	11,000,000
Repayments on credit facility	(45,000,000)
Distributions paid to common shareholders	(12,712,749)

Net cash used in financing activities	(46,712,749)

Net change in cash	(2,396,082)
Cash and cash equivalents (including foreign currency), beginning of period	8,447,805

Cash and cash equivalents (including foreign currency), end of period	$6,051,723

Supplemental disclosure of cash flow information
Excise taxes paid	$599,757
Interest paid	618,190

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2022 Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	PERIOD FROM JANUARY 1, 2022 THROUGH JUNE 30, 2022	YEAR ENDED DECEMBER 31, 2021
	(Unaudited)

Operations
Net investment income	$15,226,615	$30,996,332
Net realized loss on investments, forward foreign exchange contracts and foreign currency transactions	(34,583)	(3,802,504)
Net change in unrealized appreciation (depreciation) on investments, forward foreign exchange contracts and foreign currency translation	(69,919,014)	22,327,475

Net increase (decrease) in net assets resulting from operations	(54,726,982)	49,521,303

Distributions to common shareholders
From distributable earnings	(12,712,749)	(25,425,498)

Total distributions to common shareholders	(12,712,749)	(25,425,498)

Total increase (decrease) in net assets	(67,439,731)	24,095,805

Net assets
Beginning of period	358,671,909	334,576,104

End of period	$291,232,178	$358,671,909

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2022 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	PERIOD FROM JANUARY 1, 2022 THROUGH JUNE 30, 2022 (UNAUDITED)		YEAR ENDED DECEMBER 31, 2021		YEAR ENDED DECEMBER 31, 2020		YEAR ENDED DECEMBER 31, 2019	YEAR ENDED DECEMBER 31, 2018	YEAR ENDED DECEMBER 31, 2017

Per Common Share Data
Net asset value, beginning of period	$17.88		$16.68		$18.32		$18.28	$20.84	$20.87
Income from investment operations:
Net investment income	0.76		1.72		1.59		1.87	1.89	1.77
Net realized gain (loss) and unrealized appreciation (depreciation) on investments and foreign currency transactions	(3.50)		0.75		(1.86)		(0.05)	(2.67)	0.04

Total increase (decrease) from investment operations	(2.74)		2.47		(0.27)		1.82	(0.78)	1.81

Less distributions to common stockholders:
Net investment income	(0.63)		(1.27)		(1.37)		(1.78)	(1.78)	(1.63)
Return of capital	—		—		—		—	—	(0.21)

Total distributions to common stockholders	(0.63)		(1.27)		(1.37)		(1.78)	(1.78)	(1.84)

Net asset value, end of period	$14.51		$17.88		$16.68		$18.32	$18.28	$20.84

Per common share market value, end of period	$13.01		$17.34		$15.09		$17.53	$15.95	$19.38

Total investment return based on net asset value (2)	(15.35	)%(1)	15.71%		0.79%		10.77%	(3.42)%	9.40%

Total investment return based on market value (2)	(21.74	)%(1)	23.97%		(4.65)%		21.45%	(9.38)%	10.41%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$291,232		$358,672		$334,576		$367,649	$366,691	$417,924
Ratio of expenses (before reductions and reimbursements) to average net assets	1.99	%(3)(4)	2.17	%(3)	2.32	%(3)	3.00%	2.93%	2.33%
Ratio of expenses (after reductions and reimbursements) to average net assets	1.79	%(4)	1.95%		2.23%		3.00%	2.93%	2.33%
Ratio of net investment income (before reductions and reimbursements) to average net assets	8.91	%(3)(4)	8.54	%(3)	10.53	%(3)	10.22%	9.34%	9.20%
Ratio of net investment income (after reductions and reimbursements) to average net assets	9.11	%(4)	8.76%		10.61%		10.22%	9.34%	9.20%
Portfolio turnover rate	20.26	%(1)	52.08%		42.21%		52.25%	48.92%	36.59%

(1)	Not annualized.
(2)	Total investment return calculation assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(3)	Effective August 6, 2020 the Adviser began waiving a portion of it’s management and other fees equal to an annual rate of 0.150% of the Fund’s managed assets.
(4)	Annualized.

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2022 Semi-Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2022 (Unaudited)

			SHARES	COST	FAIR VALUE
Equities* — 1.01%:

Common Stocks — 0.97%:
Boomerang Tube Holdings, Inc.¤			36,149	$3,510,832	$0
ESC CB 144A High Ridge¤			2,982	0	41,748
KCA Deutag Ordinary A Shares			23,585	990,570	1,783,616
Sabine Oil & Gas LLC¤			4,342	248,858	56,446
Tourmaline Escrow Cash+¤			1,197,757	0	930,513
Travelex Private Equity+¤			15,852	1	0
Naviera Armas+¤			1,194	0	0
Naviera Armas+¤			169	0	4,428
Naviera Armas+¤			133	0	0
Naviera Armas+¤			937	0	0

Total Common Stocks			1,283,100	4,750,261	2,816,751

Warrant — 0.04%:
Travelex Topco Limited+¤			2,218	0	121,499

Total Warrant			2,218	0	121,499

Total Equities			1,285,318	4,750,261	2,938,250

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Fixed Income — 127.31%:

Asset-Backed Securities — 14.91%:

CDO/CLO — 14.91%:
610 FDG 2016-2R CLO LTD, 3M LIBOR + 7.250%+~^	8.31%	1/20/2032	$1,550,000	$1,534,190	$1,442,097
Anchorage Capital 2016-9A ER2, 3M LIBOR + 6.820%+~^	7.86	7/15/2032	1,500,000	1,485,000	1,316,227
Anchorage Capital CLO LTD 2013-1R, 3M LIBOR + 6.800%+~^	7.82	10/15/2030	1,000,000	977,213	891,117
Anchorage Capital CLO LTD 2021-20 E, 3M LIBOR + 7.350%+~^	8.41	1/22/2035	1,000,000	980,000	909,447
Ares CLO LTD 2013-27R2, 3M LIBOR + 6.750%+~^	7.99	10/30/2034	1,700,000	1,683,000	1,476,957
Bain CAP CR CLO 2020-2R LTD, 3M LIBOR + 6.610%+~^	7.65	7/19/2034	1,000,000	990,000	873,215
Ballyrock CLO LTD 2019-2R, 3M LIBOR + 6.500%+~^	7.98	11/20/2030	2,000,000	2,000,000	1,752,484
BlueMountain CLO LTD 2018-23A, 3M LIBOR + 5.650%+~^	6.71	10/20/2031	1,000,000	1,000,000	842,812
Canyon CLO LTD 2019-2R, 3M LIBOR + 6.750%+~^	7.79	10/16/2034	1,000,000	1,000,000	879,400
Carbone CLO, LTD 2017-1A, 3M LIBOR + 5.900%+~^	6.96	1/21/2031	750,000	750,000	637,829

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2022 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE

Asset-Backed Securities (Continued)

CDO/CLO (Continued)
Carlyle US CLO LTD 2019-3R, 3M LIBOR + 6.750%+~^	7.81%	10/20/2032	$1,000,000	$1,000,000	$885,061
Carlyle Global Market Strategies 2017-5A, 3M LIBOR + 5.300%+~^	6.36	1/22/2030	700,000	700,000	578,316
CIFC Funding 2020-1 LTD, 3M LIBOR + 6.250%+~^	7.29	7/15/2036	1,900,000	1,900,000	1,680,104
Galaxy CLO LTD 2017-24A, 3M LIBOR + 5.500%+~^	6.54	1/15/2031	1,000,000	1,000,000	839,550
GoldenTree Loan Management 2018-3A, 3M LIBOR + 6.500%+~^	7.56	4/22/2030	1,500,000	1,457,642	1,138,068
GoldenTree Loan Opportunities XI LTD 2015-11A, 3M LIBOR + 5.400%+~^	6.44	1/18/2031	500,000	500,000	430,253
KKR Financial CLO LTD 2017-20, 3M LIBOR + 5.500%+~^	6.54	10/16/2030	1,500,000	1,500,000	1,264,107
KKR Financial CLO LTD 34-2, 3M LIBOR + 6.850%+~^	7.89	7/17/2034	2,000,000	1,980,000	1,774,514
KVK 2016-1A ER2, 3M LIBOR + 7.350%+~^	8.39	10/16/2034	3,000,000	2,970,000	2,738,895
LCM LTD 2031-30, 3M LIBOR + 6.500%+~^	7.56	4/21/2031	1,100,000	1,100,000	950,891
Madison Park Funding LTD 2015-19A, 3M LIBOR + 4.350%+~^	5.49	1/24/2028	1,000,000	1,000,000	866,166
Madison Park Funding LTD 2018-29A, 3M LIBOR + 7.570%+~^#	8.61	10/18/2030	2,000,000	1,960,000	1,679,466
Madison Park Funding LTD XXXV 2019-35R E-R, 3M LIBOR + 6.100%+~^	7.16	4/20/2032	1,400,000	1,400,000	1,233,380
Madison Park Funding LTD 2019-32R E-R, 3M LIBOR + 6.200%+~^	7.34	1/22/2031	1,000,000	1,000,000	884,540
Magnetite CLO LTD 2016-18A, 3M LIBOR + 7.600%+~^	9.01	11/15/2028	1,400,000	1,386,000	1,181,586
Octagon 2021-57 LTD, 3M LIBOR + 6.600%+~^	7.64	10/16/2034	1,500,000	1,500,000	1,307,118
OHA Credit Partners LTD 2015-11A, 3M LIBOR + 7.900%+~^	8.96	1/20/2031	2,000,000	1,970,323	1,672,618
OHA Loan Funding LTD 2013-1A, 3M LIBOR + 7.900%+~^	9.08	7/23/2031	1,500,000	1,477,500	1,262,777
Sound Point CLO XVIII 2018-18D, 3M LIBOR + 5.500%+~^	6.56	1/21/2031	2,000,000	2,000,000	1,534,624
Sound Point CLO LTD 2020-27R, 3M LIBOR + 6.560% E-R+~^	7.74	10/25/2034	1,400,000	1,372,000	1,216,277
Sound Point CLO LTD Series 2020-1A Class ER, 3M LIBOR + 6.860%+~^	7.92	7/20/2034	1,600,000	1,584,000	1,385,899
TICP CLO LTD 2018-10A, 3M LIBOR + 5.500%+~^	6.56	4/22/2030	1,000,000	950,392	864,832
Wellfleet CLO LTD 2020-2R, 3M LIBOR + 7.250%+~^	8.29	7/17/2034	1,300,000	1,300,000	1,173,786

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2022 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE

Asset-Backed Securities (Continued)

CDO/CLO (Continued)
Wellfleet CLO LTD 2017-3A, 3M LIBOR + 5.550%+~^	6.59%	1/17/2031	$1,500,000	$1,500,000	$1,213,071
Wind River 2017-1A ER, 3M LIBOR + 7.060%+~^	8.10	4/18/2036	2,000,000	1,960,000	1,786,258
Wind River CLO LTD 2017-4A, 3M LIBOR + 5.800%+~^	7.28	11/20/2030	1,000,000	1,000,000	852,634

Total CDO/CLO			50,300,000	49,867,260	43,416,376

Total Asset-Backed Securities			50,300,000	49,867,260	43,416,376

Bank Loans§ — 20.12%:

Beverage, Food and Tobacco — 0.49%:
Florida Food Products 2nd Lien T/L¤	8.75	10/18/2029	1,500,000	1,457,659	1,412,820

Total Beverage, Food and Tobacco			1,500,000	1,457,659	1,412,820

Broadcasting and Entertainment — 0.33%:
Dessert Holdings¤~	8.26	6/8/2029	1,000,000	982,700	957,500

Total Broadcasting and Entertainment			1,000,000	982,700	957,500

Chemicals, Plastics and Rubber — 0.67%:
Colouroz Investment 2 LLC~	5.25	9/7/2022	2,204,862	2,197,113	1,940,278

Total Chemicals, Plastics and Rubber			2,204,862	2,197,113	1,940,278

Diversified/Conglomerate Manufacturing — 1.59%:
CP Iris Holdco I 2nd Lien T/L (IPS)~	7.50	9/21/2029	2,398,019	2,374,038	2,221,165
SunSource, Inc.~	9.06	4/30/2026	2,500,000	2,511,239	2,421,875

Total Diversified/Conglomerate Manufacturing			4,898,019	4,885,277	4,643,040

Diversified/Conglomerate Service — 7.48%:
Quest Software~	8.15	1/18/2030	5,603,324	5,524,274	4,993,962
Sonicwall, Inc.~	7.99	5/18/2026	2,008,050	1,998,010	1,913,672
Syncsort Incorporated (Precisely) 2nd Lien T/L~	8.00	3/19/2029	7,009,009	6,938,919	6,157,695
Mitchell International 2nd Lien T/L~	7.44	10/1/2029	719,550	712,355	674,578
Misys (Finastra)~	8.49	6/16/2025	9,427,472	9,288,156	8,053,795

Total Diversified/Conglomerate Service			24,767,405	24,461,714	21,793,702

Ecological — 0.42%:
Patriot Container 2nd Lien T/L~	8.81	3/20/2026	1,400,000	1,318,208	1,222,662

Total Ecological			1,400,000	1,318,208	1,222,662

Electronics — 3.61%:
McAfee Enterprise 2nd Lien T/L~	9.48	5/3/2029	11,567,000	11,489,209	10,525,970

Total Electronics			11,567,000	11,489,209	10,525,970

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2022 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE

Bank Loans§ (Continued)

Healthcare, Education and Childcare — 0.47%:
Medical Solutions T/L~	7.50%	9/22/2027	$1,473,684	$1,458,947	$1,355,789

Total Healthcare, Education and Childcare			1,473,684	1,458,947	1,355,789

Leisure, Amusement, Entertainment — 0.11%:
Odeon Cinemas Group T/L B 2+¤	10.21	8/11/2023	195,134	229,284	208,581
Odeon Cinemas Group T/L B+¤	10.21	8/11/2023	92,227	123,567	114,513

Total Leisure, Amusement, Entertainment			287,361	352,851	323,094

Mining, Steel, Iron and Non-Precious Metals — 0.00%:
Boomerang Tube, LLC¤>	0.00	11/1/2066	2,608,648	2,608,648	0

Total Mining, Steel, Iron and Non-Precious Metals			2,608,648	2,608,648	0

Packaging and Containers — 2.32%:
Pretium Package Holdings 2nd Lien T/L (9/21)~	7.87	9/21/2029	2,770,637	2,766,753	2,431,234
Valcour Packaging (MOLD-RITE) 2nd Lien T/L¤~	7.50	9/30/2029	5,000,000	4,950,000	4,325,000

Total Packaging and Containers			7,770,637	7,716,753	6,756,234

Personal Transportation — 0.11%:
Naviera Armas Bridge+¤	2.50	9/30/2022	101,552	124,532	113,871
Naviera Armas Bridge~+¤	2.50	9/30/2022	63,244	77,536	70,916
Naviera Armas Bridge+¤	2.50	9/30/2022	5,879	7,113	6,592
Naviera Armas Bridge+¤	2.50	3/30/2028	116,302	132,455	130,411

Total Personal Transportation			286,977	341,636	321,790

Transportation — 2.52%:
Kenan Advantage Group 2nd Lien T/L¤~	8.31	9/1/2027	5,171,806	5,051,512	4,654,626
Worldwide Express 2nd Lien T/L~	8.01	7/26/2029	3,000,000	2,955,227	2,685,000

Total Transportation			8,171,806	8,006,739	7,339,626

Total Bank Loans			67,936,399	67,277,454	58,592,505

Corporate Bonds — 92.28%:

Aerospace and Defense — 3.93%:
American Airlines^#	11.75	7/15/2025	4,337,000	4,458,001	4,506,360
Maxar Technologies^#	7.75	6/15/2027	1,500,000	1,500,000	1,493,115
TransDigm Group, Inc.#	7.50	3/15/2027	3,893,000	3,922,830	3,672,695
Triumph Group, Inc.#	7.75	8/15/2025	2,289,000	2,289,000	1,762,530

Total Aerospace and Defense			12,019,000	12,169,831	11,434,700

Automotive — 3.44%:
Aston Martin Capital Holdings Ltd+^#	10.50	11/30/2025	850,000	908,902	774,728
Ford Motor Company#	9.63	4/22/2030	4,000,000	4,815,440	4,460,000

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2022 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Automotive (Continued)
Power Solutions+^#	8.50%	5/15/2027	$4,965,000	$5,032,543	$4,798,548

Total Automotive			9,815,000	10,756,885	10,033,276

Beverage, Food and Tobacco — 1.69%:
Boparan Finance PLC+	7.63	11/30/2025	200,000	276,546	171,639
Manitowoc Foodservice#	9.50	2/15/2024	3,074,000	3,140,339	3,066,315
Refresco Group N.V.+#	6.50	5/15/2026	1,600,000	1,931,785	1,670,523

Total Beverage, Food and Tobacco			4,874,000	5,348,670	4,908,477

Broadcasting and Entertainment — 5.80%:
Banijay+#	6.50	3/1/2026	2,500,000	2,761,119	2,185,273
Clear Channel Worldwide Holdings Inc.^#	7.75	4/15/2028	3,337,000	3,421,822	2,422,996
Clear Channel Worldwide Holdings Inc.^#	7.50	6/1/2029	3,358,000	3,427,036	2,409,462
Cox Media Group^#	8.88	12/15/2027	5,357,000	5,575,030	4,226,191
Dish Dbs Corporation#	7.38	7/1/2028	4,000,000	3,930,304	2,702,920
iHeartCommunications, Inc.#	8.38	5/1/2027	2,570,000	2,617,297	2,042,328
Townsquare Media, LLC^#	6.88	2/1/2026	1,000,000	1,022,948	890,049

Total Broadcasting and Entertainment			22,122,000	22,755,556	16,879,219

Buildings and Real Estate — 4.26%:
Ashton Woods USA, LLC^	6.63	1/15/2028	1,000,000	892,545	850,000
Maison Hold Limited+	6.00	10/31/2027	1,045,000	1,419,991	932,434
Mattamy Group Corporation+^	4.63	3/1/2030	3,400,000	2,566,738	2,484,768
New Enterprise Stone & Lime Co.^#	9.75	7/15/2028	8,020,000	8,346,016	6,857,100
Stl Hldg Co LLC^#	7.50	2/15/2026	1,481,000	1,513,117	1,288,470

Total Buildings and Real Estate			14,946,000	14,738,407	12,412,772

Cargo Transport — 0.67%:
Railworks Hldgs Lp / Railworks Sr^#	8.25	11/15/2028	2,147,000	2,131,772	1,937,668

Total Cargo Transport			2,147,000	2,131,772	1,937,668

Chemicals, Plastics and Rubber — 5.27%:
Consolidated Energy Finance S.A.+^#	6.50	5/15/2026	2,638,000	2,070,994	2,426,960
ITT Holdings LLC^#	6.50	8/1/2029	5,338,000	5,042,204	4,270,400
LSF11 A5 Holdco LLC^	6.63	10/15/2029	2,655,000	2,389,230	2,236,838
Olympus Wtr Us Hldg Corp^#	6.25	10/1/2029	1,530,000	1,497,793	1,065,163
Prince^	9.00	2/15/2030	7,606,000	7,612,777	5,361,656

Total Chemicals, Plastics and Rubber			19,767,000	18,612,998	15,361,017

Commercial Services — 0.11%:
Apcoa Parking Holdings+	4.63	1/15/2027	385,000	455,648	327,816

Total Commercial Services			385,000	455,648	327,816

Containers, Packaging and Glass — 4.88%:
Ardagh Packaging+	4.75	7/15/2027	100,000	102,619	87,320

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2022 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Containers, Packaging and Glass (Continued)
Novolex Holdings, Inc.^#	8.75%	4/15/2030	$6,851,000	$6,180,365	$5,882,474
Tekni-Plex^#	9.25	8/1/2024	9,000,000	8,961,547	8,233,560

Total Containers, Packaging, and Glass			15,951,000	15,244,531	14,203,354

Diversified/Conglomerate Manufacturing — 1.22%:
Heat Exchangers+	7.78	10/9/2025	652,344	697,697	574,246
International Desi+	6.50	11/15/2025	650,000	753,752	607,857
Manitowoc Cranes^#	9.00	4/1/2026	2,538,000	2,542,091	2,362,903

Total Diversified/Conglomerate Manufacturing			3,840,344	3,993,540	3,545,006

Diversified/Conglomerate Service — 8.00%:
Albion Fing 1 S A R L & Aggre Sr+^#	8.75	4/15/2027	1,800,000	1,809,833	1,507,500
Apollo Asset Management, Inc.^	6.25	1/15/2028	1,000,000	922,113	835,243
Bcp V Modular Ser+	6.75	11/30/2029	1,000,000	1,155,455	762,387
Global Infrastructure Solutions, Inc.^	7.50	4/15/2032	2,498,000	2,498,000	1,916,660
Libra Group Bhd+	5.00	5/15/2027	700,000	850,082	619,371
Mcafee^	7.38	2/15/2030	5,402,000	4,997,797	4,412,759
Presidio, Inc.^#	8.25	2/1/2028	5,462,000	5,422,903	4,801,017
Sabre Holdings^#	9.25	4/15/2025	1,751,000	1,759,567	1,687,176
Summer BC Holdco+	9.25	10/31/2027	2,477,879	3,066,540	1,998,164
United Site Services^	8.00	11/15/2029	2,397,000	2,374,500	1,899,623
Verisure Midholding+	5.25	2/15/2029	3,575,000	4,324,463	2,847,592

Total Diversified/Conglomerate Service			28,062,879	29,181,253	23,287,492

Electronics — 1.03%:
Veritas Bermuda Ltd.^#	7.50	9/1/2025	4,024,000	3,805,054	2,992,850

Total Electronics			4,024,000	3,805,054	2,992,850

Finance — 4.58%:
Avolon Holdings+^#	6.50	9/15/2024	8,512,391	7,271,436	6,448,136
Galaxy Bidco Ltd.+#	6.50	7/31/2026	500,000	669,160	556,915
Progressive Holdings^	6.00	11/15/2029	3,631,000	3,190,563	2,745,690
Travelex+¤	12.50	8/5/2025	2,404,656	3,070,969	3,600,442
Travelex+¤>	8.00	5/15/2023	4,600,000	5,097,344	0

Total Finance			19,648,047	19,299,472	13,351,183

Forest Products and Paper — 0.91%:
Sylvamo Corp.^#	7.00	9/1/2029	2,885,000	2,885,000	2,657,988

Total Forest Products and Paper			2,885,000	2,885,000	2,657,988

Healthcare, Education and Childcare — 4.58%:
Bausch Health Companies Inc.+^#	9.00	12/15/2025	2,707,000	2,701,864	1,962,575
Bausch Health Companies Inc.+^#	6.25	2/15/2029	1,222,000	1,199,133	655,359
Bausch Health Companies Inc.+^#	5.25	2/15/2031	1,000,000	932,737	512,900

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2022 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Healthcare, Education and Childcare (Continued)
Chrome Holdco Sas+	5.00%	5/31/2029	$1,385,000	$1,660,520	$1,095,277
Cidron Aida Finco+	6.25	4/1/2028	1,650,000	2,275,266	1,641,986
Clinigen+¤	8.25	4/5/2030	1,050,000	1,357,669	1,227,039
Community Health System Inc.^#	6.88	4/15/2029	286,000	286,000	184,470
Bausch Health Companies Inc.^#	9.25	2/1/2028	8,096,000	8,594,144	6,046,998

Total Healthcare, Education and Childcare			17,396,000	19,007,333	13,326,604

Home and Office Furnishings, Housewares, and Durable Consumer Products — 2.90%:
BCPE Ulysses Intermediate Inc^#	7.75	4/1/2027	8,121,000	7,704,572	4,994,415
LBM Borrower, LLC^	6.75	5/15/2026	1,659,000	1,362,573	1,158,844
Staples Inc.^#	10.75	4/15/2027	3,478,000	3,576,623	2,295,480

Total Home and Office Furnishings, Housewares, and Durable Consumer Products			13,258,000	12,643,768	8,448,739

Internet — 0.35%:
Millenium Escrow Corporation SR NT26^#	6.63	8/1/2026	1,260,000	1,271,507	1,027,929

Total Internet			1,260,000	1,271,507	1,027,929

Leisure, Amusement, Entertainment — 0.96%:
Carnival Corp.+	10.13	2/1/2026	750,000	941,003	776,338
Carnival Corp.+	7.63	3/1/2026	1,000,000	1,185,944	819,347
Center Parcs+	6.50	8/28/2050	1,050,000	1,468,556	1,201,838

Total Leisure, Amusement, Entertainment			2,800,000	3,595,503	2,797,523

Lodging — 0.25%:
SANI/IKOS Financial Holdings+	5.63	12/15/2026	815,000	962,674	736,646

Total Lodging			815,000	962,674	736,646

Machinery (Non-Agriculture, Non-Construct, Non-Electronic) — 2.27%:
Granite Holdings US Acquisition Co.^#	11.00	10/1/2027	1,000,000	1,103,829	940,000
Harsco Corp.^	5.75	7/31/2027	1,000,000	862,915	800,200
Oregon Tool^#	7.88	10/15/2029	1,472,000	1,472,000	845,442
Park-Ohio Holdings Corp.	6.63	4/15/2027	2,000,000	1,807,399	1,580,000
Sarens+#	5.75	2/21/2027	1,625,000	1,783,930	1,134,660
Titan Acquisition Ltd / Titan Co-Borrower LLC+^#	7.75	4/15/2026	1,412,000	1,452,387	1,297,910

Total Machinery (Non-Agriculture, Non-Construct, Non-Electronic)			8,509,000	8,482,460	6,598,212

Mining, Steel, Iron and Non-Precious Metals — 10.39%:
Consol Energy Inc.^#	11.00	11/15/2025	8,316,000	8,588,407	8,461,530
Coronado Global Resources Inc.+^#	10.75	5/15/2026	5,456,000	5,796,434	5,660,600
First Quantum Minerals+^#	7.50	4/1/2025	9,775,000	9,524,866	9,241,909
First Quantum Minerals+^#	6.88	10/15/2027	200,000	200,000	179,000

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2022 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Mining, Steel, Iron and Non-Precious Metals (Continued)
Hecla Mining Company#	7.25%	2/15/2028	$4,699,000	$5,036,506	$4,454,426
Warrior Met Coal Inc^#	7.88	12/1/2028	2,378,000	2,390,469	2,275,679

Total Mining, Steel, Iron and Non-Precious Metals			30,824,000	31,536,682	30,273,144

Oil and Gas — 16.48%:
Antero Resources Corp.^#	8.38	7/15/2026	293,000	294,243	309,848
Antero Resources Corp.^#	7.63	2/1/2029	1,591,000	1,693,059	1,618,477
Calumet Specialty Products^#	9.25	7/15/2024	2,850,000	2,786,799	2,935,154
CGG SA+	7.75	4/1/2027	1,500,000	1,787,033	1,336,142
CVR Energy Inc.^#	5.75	2/15/2028	3,850,000	3,394,264	3,431,300
Enlink Midstream Partners LP#	5.60	4/1/2044	5,413,000	3,588,835	3,831,622
Enlink Midstream Partners LP#	5.45	6/1/2047	3,000,000	2,388,282	2,123,220
Genesis Energy LP#	7.75	2/1/2028	3,408,000	3,159,178	2,946,898
Genesis Energy LP#	8.00	1/15/2027	2,639,000	2,640,406	2,335,515
Harvest Midstream I L P^#	7.50	9/1/2028	1,458,000	1,471,179	1,369,399
Hilcorp Energy I L P^#	6.25	11/1/2028	3,202,000	2,840,011	2,980,197
KCA Deutag+	9.88	12/1/2025	1,179,286	1,179,286	1,115,605
Neptune Energy Bondco PLC+^#	6.63	5/15/2025	4,856,000	4,575,949	4,661,760
Nabors Industries LTD+^#	7.25	1/15/2026	802,000	767,342	711,254
Nabors Industries LTD+^#	7.50	1/15/2028	630,000	592,836	541,800
NGL Energy Finance Corp.^#	7.50	2/1/2026	3,031,000	3,106,700	2,727,900
Occidental Pete Corp.#	8.50	7/15/2027	4,523,000	4,563,907	4,977,200
Occidental Pete Corp.#	7.88	9/15/2031	2,500,000	2,643,194	2,743,750
Range Res Corp#	8.25	1/15/2029	494,000	500,404	504,226
Tullow Oil PLC+^#	10.25	5/15/2026	800,000	800,000	764,000
Waldorf Production UK LD+	9.75	10/1/2024	583,334	583,334	589,167
Weatherford Internatinoal Ltd Bermuda SR SEC Global+^#	6.50	9/15/2028	972,000	972,000	872,370
Weatherford Intl Ltd Bermuda Sr Glbl+^#	8.63	4/30/2030	3,092,000	3,107,880	2,565,699

Total Oil and Gas			52,666,620	49,436,121	47,992,503

Personal Transportation — 0.43%:
Hertz Corporation^	5.00	12/1/2029	1,000,000	784,857	773,430
Naviera Armas+#	11.75	3/31/2026	440,594	602,274	475,574

Total Personal Transportation			1,440,594	1,387,131	1,249,004

Printing and Publishing — 1.29%:
Getty Images Inc.^#	9.75	3/1/2027	2,234,000	2,361,985	2,122,300
Cimpress N.V.+^#	7.00	6/15/2026	2,069,000	2,069,000	1,648,372

Total Printing and Publishing			4,303,000	4,430,985	3,770,672

Retail Store — 1.98%:
Afflelou SAS, 3M EURIBOR + 8.000%~+	8.00	5/19/2027	1,300,000	1,565,614	1,324,876
Casino+	4.50	3/7/2024	400,000	378,330	336,794

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2022 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Retail Store (Continued)
Marcolin S.p.A+	6.13%	11/15/2026	$700,000	$852,141	$633,779
Stonegate Pub Co.+	8.25	7/31/2025	815,000	1,167,556	906,033
Stonegate Pub Co., 3M EURIBOR + 5.750%~+	5.75	7/31/2025	700,000	829,576	669,560
Stonegate Pub Comp.+	8.00	7/13/2025	1,350,000	1,933,034	1,503,670
Wheel Bidco Ltd+	6.75	7/15/2026	403,000	555,494	391,084

Total Retail Store			5,668,000	7,281,745	5,765,796

Telecommunications — 3.09%:
Altice France Holding S.A.+^#	10.50	5/15/2027	2,000,000	2,202,368	1,664,696
Commscope Inc.^#	8.25	3/1/2027	1,173,000	1,130,153	927,257
Consolidated Communications^#	6.50	10/1/2028	832,000	832,000	700,128
Digicel Limited +¤^#>	8.25	9/30/2025	2,500,000	2,491,364	0
Frontier Communications Corporation^#	8.75	5/15/2030	774,000	774,000	786,612
Frontier Communications Hldgs Sr Sec Glbl^	6.00	1/15/2030	767,000	767,000	592,508
Northwest Fiber LLC^#	10.75	6/1/2028	2,856,000	3,132,757	2,541,240
Uniti Group LP / Uniti Group Finance Inc.^#	6.50	2/15/2029	330,000	330,000	241,725
Viasat^#	6.50	7/15/2028	790,000	790,000	544,168
Windstream Escrow LLC^#	7.75	8/15/2028	1,251,000	1,246,000	1,007,055

Total Telecommunications			13,273,000	13,695,642	9,005,389

Transportation — 1.52%:
Carriage Purchaser Inc.^#	7.88	10/15/2029	5,201,000	4,831,666	3,865,032
Castor S.p.A.+	5.25	2/15/2029	477,000	542,554	461,340
Titan Holdings II+	5.13	7/15/2029	113,000	133,866	97,873

Total Transportation			5,791,000	5,508,086	4,424,245

Total Corporate Bonds			318,490,484	320,618,254	268,749,224

Total Fixed Income			436,726,883	437,762,968	370,758,105

Total Investments				442,513,229	373,696,355

Other assets and liabilities — (28.32)%					(82,464,177)

Net Assets — 100%					$291,232,178

Percentages	are calculated as a percent of net assets applicable to common shareholders.

LIBOR	– London Interbank Offered Rate
EURIBOR	– Euro Interbank Offered Rate

*	Securities are non-income producing.
‡	The effective interest rates are based on settled commitment amount.
¤	Value determined using significant unobservable inputs, security is categorized as Level 3.

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2022 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022 (Unaudited)

+	Foreign security.
^

Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

~	Variable rate security. The interest rate shown is the rate in effect at June 30, 2022.
#	All or a portion of the security is segregated as collateral for the credit facility.
§

Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at June 30, 2022. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

>	Defaulted security.

Distributions of investments by country of risk. Percentage of assets are expressed by market value excluding cash and accrued income as of June 30, 2022.

United States	82.0%
United Kingdom	6.5%
Zambia	2.5%
France	1.9%
Australia	1.5%
Canada	1.3%
(Individually less than 1%)	4.3%

100.0%

A summary of outstanding derivatives at June 30, 2022 is as follows:

Schedule of Open Forward Currency Contracts

CURRENCY TO BE RECEIVED		CURRENCY TO BE DELIVERED(1)		COUNTERPARTY OF CONTRACT	FORWARD SETTLEMENT DATE	UNREALIZED APPRECIATION / (DEPRECIATION)
953,359	USD	938,925	CAD	Morgan Stanley	7/15/2022	$14,434
27,439,732	USD	26,978,896	EUR	JP Morgan Chase	7/15/2022	460,836
1,474,019	EUR	1,473,308	USD	JP Morgan Chase	7/15/2022	711
14,950,758	USD	14,547,262	GBP	Morgan Stanley	7/15/2022	403,496
315,075	GBP	311,925	USD	Morgan Stanley	7/15/2022	3,150

						$882,627

(1)	Values are listed in U.S. dollars.

See accompanying Notes to the Financial Statements.

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NOTES TO THE FINANCIAL STATEMENTS

June 30, 2022

1.	Organization

Barings Global Short Duration High Yield Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 20, 2011 and commenced operations on October 26, 2012. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a de facto diversified, closed-end management investment company.

Barings LLC (the “Adviser”), a wholly owned indirect subsidiary of Massachusetts Mutual Life Insurance Company, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.

Baring International Investment Limited (the “Sub-Adviser”), an indirect wholly owned subsidiary of the Adviser, serves as sub-adviser with respect to the Fund’s European investments.

The Fund’s primary investment objective is to seek as high a level of current income as the Adviser determines is consistent with capital preservation. The Fund seeks capital appreciation as a secondary investment objective when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund seeks to take advantage of inefficiencies between geographies, primarily the North American and Western European high yield bond and loan markets and within capital structures between bonds and loans. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in bonds, loans and other income-producing instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Rating Services, a division of the McGraw-Hill Company, Inc. (“S&P”) or Fitch, Inc. (“Fitch”), or unrated but judged by the Adviser or Sub-Adviser to be of comparable quality).

2.	Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.	Valuation of Investments

The Fund’s investments in fixed income securities are generally valued using the prices provided directly by independent third-party services or provided directly from one or more broker dealers or market makers, each in accordance with the valuation policies and procedures approved by the Fund’s Board of Trustees (the “Board”).

The pricing services may use valuation models or matrix pricing, which consider yield or prices with respect to comparable bond quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as credit rating, interest rates and maturity date, to determine the current value. The closing prices of domestic or foreign securities may not reflect their market values at the time the Fund calculates its NAV if an event that materially affects the value of those securities has occurred since the closing prices were established on the domestic or foreign exchange market, but before the Fund’s NAV calculation. Under certain conditions, the Board has approved an independent pricing service to fair value foreign securities. This is generally accomplished by adjusting the closing price for movements in correlated indices, securities or derivatives. Fair value pricing may cause the value of the security on the books of the Fund to be different from the closing value on the non-U.S. exchange and may affect the calculation of the Fund’s NAV. The Fund may fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is pricing their shares.

The Fund’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Fund’s valuation policies and procedures approved by the Board.

Forward foreign exchange contracts are normally valued on the basis of independent pricing service providers.

A Valuation Committee, made up of officers of the Fund and employees of the Adviser, is responsible for determining, in accordance with the Fund’s valuation policies and procedures approved by the Board: (1) whether market quotations are readily available for investments held by the Fund; and (2) the fair value of investments held by the Fund for which market quotations are not readily available or are deemed not reliable by the Adviser. In certain cases, authorized pricing service vendors may not provide prices for a

Barings Global Short Duration High Yield Fund 2022 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2022

security held by the Fund, or the price provided by such pricing service vendor is deemed unreliable by the Adviser. In such cases, the Fund may use market maker quotations provided by an established market maker for that security (i.e. broker quotes) to value the security if the Adviser has experience obtaining quotations from the market maker and the Adviser determines that quotations obtained from the market maker in the past have generally been reliable (or, if the Adviser has no such experience with respect to a market maker, it determines based on other information available to it that quotations obtained by it from the market maker are reasonably likely to be reliable). In any such case, the Adviser will review any market quotations so obtained in light of other information in its possession for their general reliability.

Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however, the value of the collateral may be insufficient to cover the amount owed to the Fund. By relying on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform it obligations. The loans in which the Fund will invest are largely floating rate instruments; therefore, the interest rate risk generally is lower than for fixed-rate debt obligations. However, from the perspective of the borrower, an increase in interest rates may adversely affect the borrower’s financial condition. Due to the unique and customized nature of loan agreements evidencing loans and the private syndication thereof, loans are not as easily purchased or sold as publicly traded securities. Although the range of investors in loans has broadened in recent years, there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield loans in its portfolio.

The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations

(“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Barings Global Short Duration High Yield Fund 2022 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2022

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used as of June 30, 2022 in valuing the Fund’s investments:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:
Equities:
Common Stocks	$–	$1,783,616	$1,033,135	$2,816,751
Warrants	–	–	121,499	121,499

Total Equities:	–	1,783,616	1,154,634	2,938,250

Fixed Income:
Asset-Backed Securities	–	43,416,376	–	43,416,376
Bank Loans	–	45,370,636	13,221,869	58,592,505
Corporate Bonds	–	265,148,782	3,600,442	268,749,224

Total Fixed Income	–	353,935,794	16,822,311	370,758,105

Foreign Exchange Contracts	–	882,627	–	882,627

Total Assets:	$–	$356,602,037	$17,976,945	$374,578,982

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of June 30, 2022. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $16,948,238. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments:

TYPE OF ASSETS	FAIR VALUE AS OF JUNE 30, 2022	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Equities:

ESC CB 144A High Ridge	$41,748	Expected Transaction	$14.00; Value derived from pending receipt

Sabine Oil and Gas, LLC	56,446	Expected Transaction	$13.00; Value derived from pending receipt.

Tourmaline Escrow Cash	930,513	Withholding Tax Reclaim	$0.80; Priced at value of withholding tax reclaim

	$1,028,707

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

Barings Global Short Duration High Yield Fund 2022 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2022

The Fund discloses transfers between levels based on valuations at the end of the reporting period. The following is a reconciliation of Level 3 investments based upon the inputs used to determine fair value:

	BALANCE AT DECEMBER 31, 2021	TRANSFERS INTO LEVEL 3	TRANSFERS OUT OF LEVEL 3	PURCHASES	SALES	ACCRETION OF DISCOUNT	REALIZED GAIN / (LOSS)	CHANGE IN UNREALIZED APPRECIATION / (DEPRECIATION) ON INVESTMENTS	BALANCE AT JUNE 30, 2022	CHANGE IN UNREALIZED APPRECIATION / (DEPRECIATION) FROM INVESTMENTS HELD AS OF JUNE 30, 2022

Equities
Boomerang Tube Holdings, Inc.	$–	$–	$–	$–	$–	$–	$–	$–	$–	$–
Class A2 Shares Stapled To 1.5L SSNS	–	–	–	–	–	–	–	–	–	–
Class A3 Shares Stapled To EUR TLB	–	–	–	–	–	–	–	–	–	–
Class B2 Shares Stapled To 1.5L SSNS	–	–	–	–	–	–	–	4,428	4,428	4,428
Class B3 Shares Stapled To EUR TLB	–	–	–	–	–	–	–	–	–	–
ESC CB 144A High Ridge	41,748	–	–	–	–	–	–	–	41,748	–
Sabine Oil & Gas LLC	56,446	–	–	–	–	–	–	–	56,446	–
Tourmaline Escrow Cash	946,881	–	–	–	–	–	–	(16,368)	930,513	(16,368)
Travelex Private Equity	–	–	–	–	–	–	–	–	–	–

Common Stocks	1,045,075	–	–	–	–	–	–	(11,940)	1,033,135	(11,940)

Travelex Topco Limited Warrant	225,162	–	–	–	–	–	–	(103,663)	121,499	(103,663)

Warrants	225,162	–	–	–	–	–	–	(103,663)	121,499	(103,663)

Total Equities	$1,270,237	$–	$–	$–	$–	$–	$–	$(115,603)	$1,154,634	$(115,603)

Barings Global Short Duration High Yield Fund 2022 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2022

	BALANCE AT DECEMBER 31, 2021	TRANSFERS INTO LEVEL 3	TRANSFERS OUT OF LEVEL 3	PURCHASES	SALES	ACCRETION OF DISCOUNT	REALIZED GAIN / (LOSS)	CHANGE IN UNREALIZED APPRECIATION / (DEPRECIATION) ON INVESTMENTS	BALANCE AT JUNE 30, 2022	CHANGE IN UNREALIZED APPRECIATION / (DEPRECIATION) FROM INVESTMENTS HELD AS OF JUNE 30, 2022

Bank Loans
Boomerang Tube, LLC	$–	$–	$–	$–	$–	$–	$–	$–	$–	$–
Cloudera 2nd Lien T/L	3,391,500	–	–	–	(3,400,000)	–	17,000	(8,500)	–	–
Dessert Holdings	–	–	–	982,700	–	–	–	(25,200)	957,500	(25,200)
Florida Food Products 2nd Lien T/L	–	1,412,820	–	–	–	–	–	–	1,412,820	–
Kenan Advantage Group 2nd Lien T/L	3,155,947	–	–	1,935,000	–	5,570	–	(441,891)	4,654,626	(441,891)
Naviera Armas Bridge	141,679	–	–	–	–	311	–	(11,579)	130,411	(11,579)
Naviera Armas Bridge	6,693	–	–	–	–	–	–	(101)	6,592	(101)
Naviera Armas Bridge	113,915	–	–	–	–	1,697	–	(1,741)	113,871	(1,741)
Naviera Armas Bridge	72,003	–	–	–	–	–	–	(1,087)	70,916	(1,087)
Odeon Cinemas Group T/L B	127,330	–	–	–	–	433	–	(13,250)	114,513	(13,250)
Odeon Cinemas Group T/L B	–	208,581	–	–	–	–	–	–	208,581	–
Clinigen	–	–	–	1,357,305	–	364	–	(130,630)	1,227,039	(130,630)
Valcour Packaging (MOLD-RITE) 2nd Lien T/L	4,975,000	–	–	–	–	–	–	(650,000)	4,325,000	(650,000)

Bank Loans	11,984,067	1,621,401	–	4,275,005	(3,400,000)	8,375	17,000	(1,283,979)	13,221,869	(1,275,479)

Corporate Bonds
Digicel Limited	–	–	–	–	–	–	–	–	–	–
Travelex	3,690,853	–	–	1,207,071	(822,970)	26,241	236,712	(737,465)	3,600,442	(737,465)
Travelex	–	–	–	–	–	–	–	–	–	–

Corporate Bonds	3,690,853	–	–	1,207,071	(822,970)	26,241	236,712	(737,465)	3,600,442	(737,465)

Total	$16,945,157	$1,621,401	$–	$5,482,076	$(4,222,970)	$34,616	$253,712	$(2,137,047)	$17,976,945	$(2,128,547)

During the period, transfers into Level 3 resulted from a lack of observable market data for the security.

B.	Cash and Cash Equivalents

Cash and cash equivalents consist principally of short term investments that are readily convertible into cash and have original maturities of three months or less. As of June 30, 2022, all cash and cash equivalents are held by U.S. Bank, N.A.

C.	Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on a trade-date basis. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method.

Interest income from securitized investments in which the Fund has a beneficial interest, such as the “equity” security class of a CLO vehicle (typically in the form of

Barings Global Short Duration High Yield Fund 2022 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2022

income or subordinated notes), is recorded upon receipt. The accrual of interest income related to these types of securities is periodically reviewed and adjustments are made as necessary.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

Expenses are recorded on the accrual basis as incurred.

D.	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E.	Federal Income Taxation

The Fund has elected to be taxed as a Regulated Investment Company (“RIC”) under sub-chapter M of the U.S. Internal Revenue Code of 1986, as amended, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders.

F.	Dividends and Distributions

The Fund declares and pays dividends monthly from net investment income. To the extent that these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays a distribution at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on Internal Revenue Service Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses, and net assets are not affected.

G.	Derivative Instruments

The following is a description of the derivative instruments that the Fund utilizes as part of its investment strategy, including the primary underlying risk exposures related to the instrument.

Forward Foreign Exchange Contracts – The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund transacted in and currently holds forward foreign exchange contracts to hedge against changes in the value of foreign currencies. The Fund entered into forward foreign exchange contracts obligating the Fund to deliver or receive a currency at a specified future date. Forward foreign exchange contracts are valued daily, and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The Fund is also subject to credit risk with respect to the counterparties to the derivative contracts which are not cleared through a central counterparty but instead are traded over-the-counter between two counterparties. If a counterparty to an over-the-counter derivative becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations.

Barings Global Short Duration High Yield Fund 2022 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2022

However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund. In addition, in the event of a bankruptcy of a clearing house, the Fund could experience a loss of the funds deposited with such clearing house as margin and any profits on its open positions. The counterparty risk to the Fund is limited to the net unrealized gain, if any, on the contract.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amount of receivable or payable reflected on the Statement of Assets and Liabilities.

The Fund recognized an asset and a liability on the Statement of Assets and Liabilities as a result of forward foreign exchange contracts with J.P. Morgan and Morgan Stanley. The Fund’s policy is to recognize an asset equal to the net value of all forward foreign exchange contracts with an unrealized gain and a liability equal to the net value of all forward foreign exchange contracts with an unrealized loss. The Fund has recognized an asset of $882,627 in net unrealized appreciation on forward foreign exchange contracts. Outstanding forward foreign exchange contracts as of June 30, 2022 are indicative of the volume of activity during the period.

For the period ended June 30, 2022, the Fund’s direct investment in derivatives consisted of forward foreign exchange contracts.

The following is a summary of the fair value of derivative instruments held by the Fund as of June 30, 2022. These derivatives are presented in the Schedule of Investments.

Fair values of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2022:

DERIVATIVES	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Asset Derivatives
Forward Foreign Exchange Contracts	Unrealized appreciation on forward foreign exchange contracts	$882,627

Total Asset Derivatives		$882,627

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2022:

DERIVATIVES	STATEMENT OF OPERATIONS LOCATION	REALIZED GAIN/ (LOSS) ON DERIVATIVES
Forward Foreign Exchange Contracts	Net realized gain on forward foreign exchange contracts	$4,644,711

Total		$4,644,711

DERIVATIVES	STATEMENT OF OPERATIONS LOCATION	CHANGE IN UNREALIZED APPRECIATION/ (DEPRECIATION) ON DERIVATIVES
Forward Foreign Exchange Contracts	Net change in unrealized depreciation of forward foreign exchange contracts	$1,464,051

Total		$1,464,051

Barings Global Short Duration High Yield Fund 2022 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2022

H. Disclosures about Offsetting Assets and Liabilities

The following is a summary by counterparty of the fair value of derivative investments subject to Master Netting Agreements and collateral pledged (received), if any, as of June 30, 2022.

				AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
ASSETS:	GROSS AMOUNT OF RECOGNIZED ASSETS	GROSS AMOUNT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES	NET AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
Forward foreign exchange contracts	$882,627	$–	$882,627	$–	$–	$882,627

AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
LIABILITIES:	GROSS AMOUNT OF RECOGNIZED LIABILITIES	GROSS AMOUNT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES	NET AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED	NET AMOUNT*
Forward foreign exchange contracts	$–	$–	$—	$–	$–	$–

*	The net amount represents the amount owed by the Fund to the counterparty as of June 30, 2022.

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Offsetting Assets and Liabilities” (“ASU 2013-01”), specifying which transactions are subject to disclosures about offsetting. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction

Barings Global Short Duration High Yield Fund 2022 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2022

under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash collateral held at broker or cash collateral due to broker, respectively. Non-cash collateral pledged by or received by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer is required, which is determined each day at the close of business of the Fund, typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement and any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

I.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include valuation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies, foreign governments, and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

J.	Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

K.	Counterparty Risk

The Fund seeks to manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations. The Adviser monitors the financial stability of the Fund’s counterparties.

L.	New Accounting Pronouncements

In March 2020, FASB issued Accounting Standards Update 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate- related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the Fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

3.	Advisory Fee

The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Adviser, a related party. Pursuant to the Agreement, the Fund has agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate of 1.00% of the Fund’s average daily managed assets during such month. Managed

Barings Global Short Duration High Yield Fund 2022 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2022

assets are the total assets of the Fund, which include any assets attributable to leverage such as assets attributable to reverse repurchase agreements, or bank loans, minus the sum of the Fund’s accrued liabilities (other than liabilities incurred for the purpose of leverage). Effective August 6, 2020, the Adviser has waived 0.15% of its fee payable from the Fund. This shall remain in effect through August 31, 2022.

Subject to the supervision of the Adviser and the Board, the Sub-Adviser manages the investment and reinvestment of a portion of the assets of the Fund, as allocated from time to time. As compensation for its services, the Adviser (not the Fund) pays the Sub-Adviser a portion of the investment management fees it receives from the Fund, in an amount in U.S. dollars equal to 35% of such investment management fees (“Sub-Advisory Fees”).

4.	Administrator Fee

The Fund has engaged U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) to serve as the Fund’s administrator, fund accountant, and transfer agent. The Fund has engaged U.S. Bank, N.A. to serve as the Fund’s custodian. The Fund has agreed to pay Fund Services a fee payable at the end of each calendar month, at an annual rate of 0.075% of the Fund’s average daily managed assets.

5.	Income Taxes

It is the Fund’s intention to qualify as a RIC under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The tax character of dividends paid to shareholders during the tax years ended in 2021 and 2020, as noted below, was as follows:

	2021	2020
Ordinary Income	$25,425,498	$27,544,286

Total Distributions Paid	$25,425,498	$27,544,286

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The following information is provided on a tax basis as of December 31, 2021:

Cost of investments	$479,080,437

Unrealized appreciation	21,751,539
Unrealized depreciation	(20,496,766)

Net unrealized appreciation/(depreciation)	1,254,773

Undistributed ordinary income	16,814,889

Distributable earnings	16,814,889

Other accumulated gain/(loss)	(127,233,422)

Total accumulated gain/(loss)	$(109,163,760)

The capital loss carryforward is available to offset future taxable income. The Fund has $13,895,655 of short-term capital loss carryforwards and $113,365,486 of long term capital loss carryforwards, both of which have unlimited expiration.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. Tax years ended December 31, 2018 through December 31, 2021 remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6.	Investment Transactions

For the period ended June 30, 2022, the Fund purchased (at cost) and sold securities in the amount of $88,331,165 and $121,040,120 (excluding short-term debt securities), respectively.

7.	Credit Facility

On November 8, 2012, the Fund entered into a $200,000,000 credit facility with BNP Paribas Prime Brokerage International, Ltd (“BNP”). On January 6, 2014, the Fund entered into an amended agreement with a variable annual interest rate of three-month LIBOR plus

Barings Global Short Duration High Yield Fund 2022 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2022

0.75 percent. Unused portions of the credit facility will accrue a commitment fee equal to an annual rate of 0.65 percent.

The average principal balance and weighted-average interest rate for the period during which the credit facility was utilized for the period ended June 30, 2022 was approximately $113,600,000 and 1.24 percent, respectively. As of June 30, 2022, the principal balance outstanding was $98,500,000 at an interest rate of 2.27 percent.

Based on the short-term nature of the borrowings under the credit facility and the variable interest rate, the carrying amount of the borrowings at June 30, 2022 approximated its fair value. If measured at fair value, borrowings under the credit facility would have been considered as Level 2 in the fair value hierarchy (see Note 2A) at June 30, 2022.

8.	Securities Lending

Through an agreement with the Fund, BNP may lend out securities the Fund has pledged as collateral on the note payable. In return, the Fund receives additional income that is netted against the interest charged on the outstanding credit facility balance. For the period ended June 30, 2022, the total amount of income netted against the interest expense was $30,712.

9.	Common Stock

The Fund had unlimited shares authorized and 20,064,313 shares outstanding as of December 31, 2021 and June 30, 2022. There were no changes to shares outstanding during the year ended December 31, 2021 and during the period ended June 30, 2022, respectively.

10.	Aggregate Remuneration Paid to Officers, Trustees and Their Affiliated Persons

For the period ended June 30, 2022, the Fund paid its Trustees aggregate remuneration of $52,500. During the period ended June 30, 2022, the Fund did not pay any compensation to any of its Trustees who are “interested persons” (as defined by the 1940 Act) of the Fund. The Fund classifies Mr. Mihalick as an interested person of the Fund. Dr. Harris became a director of MassMutual Life Insurance Company, the parent of Barings LLC, in February 2022, in connection with which he was deemed an interested person of the Fund.

All of the Fund’s officers are employees of the Adviser. Pursuant to the Agreement, the Fund does not compensate its officers who are employees of the

Adviser (except for the Chief Compliance Officer of the Fund unless assumed by the Adviser). For the period ended June 30, 2022, the Adviser paid the compensation of the Chief Compliance Officer of the Fund.

The Fund did not make any payments to the Adviser for the period ended June 30, 2022, other than the amounts payable to the Adviser pursuant to the Agreement.

11.	Risks

Impacts of Covid-19

The pandemic related to the global spread of COVID-19 has resulted in, and may continue to result in, significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility. The Fund continues to monitor the situation relating to the COVID-19 pandemic and guidance from U.S. and international authorities, including federal, state and local public health authorities and may take additional actions based on their recommendations. In these circumstances, there may be developments outside of the Fund’s control requiring the Fund to adjust its plan of operation. As such, given the dynamic nature of this situation, the Fund cannot reasonably estimate the impacts of COVID-19 on the financial condition, results of operations or cash flows of the Fund and its investments in the future. However, to the extent investments are adversely impacted by the effects of the COVID-19 pandemic, it may have a material adverse impact on the Fund’s future investment income, the price and liquidity of its investments, the Fund’s financial condition and results of operations and the financial condition of the Fund’s investments.

12.	Subsequent Events

The Fund has evaluated the possibility of subsequent events existing in this report through the date that the financial statements were issued. Except as set forth below, the Fund has determined that there were no material events that would require recognition or disclosure in this report through this date.

On August 8, 2022, the Board approved an amended and restated investment management agreement (the "Amended Management Agreement") to reduce permanently the Fund’s management fee. Pursuant to the

Barings Global Short Duration High Yield Fund 2022 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2022

Amended Management Agreement, effective September 1, 2022, the Fund has agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate of 0.85% of the Fund’s average daily managed assets during such month, reduced from an annual rate of 1.00%.

Barings Global Short Duration High Yield Fund 2022 Semi-Annual Report

FUND DIVIDEND REINVESTMENT PLAN

INDEPENDENT TRUSTEES

Jill Olmstead

Trustee

Mark F. Mulhern

Trustee

Thomas W. Okel

Chairman, Trustee

INTERESTED TRUSTEES

Dr. Bernard A. Harris, Jr

Trustee

David M. Mihalick

Trustee

OFFICERS

Sean Feeley

President

Elizabeth Murray

Chief Financial Officer

Christopher Hanscom

Treasurer

Michael Cowart

Chief Compliance Officer

Jill Dinerman

Vice President/Chief Legal Officer

Ashlee Steinnerd

Secretary

Alexandra Pacini

Assistant Secretary

The Fund offers a Dividend Reinvestment Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Fund through the reinvestment of dividends in additional common shares of the Fund. Shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional shares of the Fund by U.S. Bancorp Fund Services, LLC, as Plan Agent, unless a shareholder elects to receive cash instead. An election to receive cash may be revoked or reinstated at the option of the shareholder. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf) will receive dividends and distributions in cash.

Whenever the Fund declares a dividend payable in cash or shares, the Plan Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value per Fund share is equal to or less than the market price per Fund share plus estimated brokerage commissions as of the payment date for the dividend.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the dollar amount of the cash dividend by the net asset value per Fund share as of the dividend payment date or, if greater than the net asset value per Fund share, 95% of the closing share price on the payment date. Generally, if the net asset value per Fund share is greater than the market price per Fund share plus estimated brokerage commissions as of the dividend payment date, the Plan Agent will endeavor to buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any Federal, state or local tax. For Federal income tax purposes, the amount reportable in respect of a dividend received in shares of the Fund will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains. Investors should consult with their own tax advisors for further information about the tax consequences of dividend reinvestment.

There is no brokerage charge for the reinvestment of dividends in additional Fund shares; however, all participants pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There is no direct service charge to participants in the Plan, though the Fund reserves the right to amend the Plan to include a service charge payable by participants.

Additional information about the Plan may be obtained from, and any questions regarding the Plan should be addressed to, U.S. Bancorp Fund Services, Plan Agent for Barings Global Short Duration High Yield Fund’s Dividend Reinvestment Plan, P.O. Box 701, Milwaukee, WI 52301.

Barings Global Short Duration High Yield Fund 2022 Semi-Annual Report

JOINT PRIVACY NOTICE OF BARINGS MANAGEMENT LLC AND

BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND

This privacy notice is being provided on behalf of Barings LLC and its affiliates: Barings Securities LLC; Barings Australia Pty Ltd; Barings Advisers (Japan) KK; Barings Investment Advisers (Hong Kong) Limited; Barings Funds Trust; Barings Global Short Duration High Yield Fund; Barings Corporate Investors and Barings Participation Investors (together, for purposes of this privacy notice, “Barings”).

When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

We may collect non-public personal information about you from:

∎	Applications or other forms, interviews, or by other means;

∎	Consumer or other reporting agencies, government agencies, employers or others;

∎	Your transactions with us, our affiliates, or others; and

∎	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number – whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.

Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.

June 2022

Barings Global Short Duration High Yield Fund

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable for this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable for this filing.

1

Item 11. Controls and Procedures.

(a)

The principal executive officer and the principal financial officer of the Registrant evaluated the effectiveness of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)

(1) ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

The Registrant has posted its Code of Ethics on its website at www.barings.com/bgh.

(a)	(2) A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

Filed herewith.

(a)

(3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

Not applicable for this filing.

(b)	CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE ACT.

Filed herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Barings Global Short Duration High Yield Fund

By (Signature and Title):	/s/ Sean Feeley
Sean Feeley, President

Date:	September 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Sean Feeley
Sean Feeley, President

Date:	September 8, 2022

By (Signature and Title):	/s/ Elizabeth Murray
Elizabeth Murray, Chief Financial Officer

Date:	September 8, 2022

3